SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016
IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-25756 (Commission File Number)	72-1280718 (I.E. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)

(337) 521-4003
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule Ana-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) On August 8, 2016, Dr. Eli Jones resigned from the boards of directors of IBERIABANK Corporation and IBERIABANK, effective immediately.
The press release announcing Dr. Jones’ resignation is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.
Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

	Exhibit No.	Description of Document

	99.1	Press release, dated August 11, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: August 12, 2016	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive
Officer